EXHIBIT 10.41
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                   THIS NOTE IS SUBORDINATE IN ALL RESPECTS TO
     THE PRIOR RIGHTS OF SOUTHTRUST BANK, N.A., ITS SUCCESSORS AND ASSIGNS.

                             SECURED PROMISSORY NOTE
                             -----------------------

U.S. $823,712.00                                            February ___, 2001
(Subject to Amendment)                                          Miami, Florida

FOR  VALUE  RECEIVED,  EUROPEAN  MICRO  HOLDINGS,  INC.,  a  Nevada  corporation
("BORROWER"), hereby promises to pay to JOHN P. GALLAGHER, an individual residing in Fort Lauderdale, Florida ("LENDER"), the principal sum of Eight Hundred Twenty Three Thousand Seven Hundred Twelve Dollars and No Cents ($823,712.00), payable on the terms set forth herein.

On June 29, 1999, Maker, Payee and certain other parties entered into a Merger Agreement (the "MERGER AGREEMENT"), as amended by that letter agreement dated as of October 2, 2000. This Note evidences the portion of the Third Installment (as defined under the Merger Agreement) owed to Payee under the Merger Agreement. This Note supercedes the terms of the letter agreement. Under the terms of the Merger Agreement, the determination of the Third Installment is subject to an audit by the Borrower's accountants and certain adjustments. To the extent any such adjustments are made in accordance with the Merger Agreement, the principal amount of this Note shall be amended to reflect such adjustments.

15. PAYMENT. Concurrently with the execution and delivery of this Note, the Lender will enter into a Subordination Agreement (the "SUBORDINATION AGREEMENT") with SouthTrust Bank (the "SENIOR LENDER"), which will result in this Note being subordinated to the rights of the Senior Lender. Subject to the terms and conditions of the Subordination Agreement, Borrower shall pay Lender the sum of $25,000 per month, plus accrued but unpaid interest commencing on April 1, 2001 and continuing each thirty-days thereafter until paid in full. This Note shall become due and payable thirty (30) days after the date no amounts are due to the Senior Lender or any holder(s) of any of the Senior Debt (as defined below). The "SENIOR DEBT" means all obligations of Borrower to pay principal, interest, fees, costs and other amounts from time to time due to the Senior Lender from (i) Borrower under a Loan Agreement dated as of October 28, 1999, (ii) American Micro Computer Center, Inc. under a Revolving Loan Agreement dated as of October 5, 2000 and (iii) Nor'Easter Micro, Inc. under a Revolving Loan Agreement dated as of October 5, 2000, and all renewals and extensions thereof.

16. INTEREST. Interest shall accrue on the unpaid principal amount of this Note at a rate of eight percent (8.0%) per year.

17. SECURITY. This Note is secured by a Pledge Agreement of even date herewith between the Borrower and the Lender.

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18.   EVENTS OF DEFAULT.  Subject to the terms of the  Subordination  Agreement, all amounts due hereunder together with accrued interest thereon shall become immediately due and payable, without notice or demand, upon the occurrence of any of the following events of default: (a) Borrower's failure to promptly pay in full any payment of principal, interest or other amounts due under this Note on the date when such payment of principal or interest becomes due; or (b) the commencement of any proceedings under any bankruptcy laws of the United States of America or under any insolvency, reorganization, receivership, readjustment of debt, dissolution, liquidation or any similar law or statute of any jurisdiction now or hereafter in effect (whether in law or in equity) is filed by or against Borrower or for all or any part of its property.

19. REMEDIES. Subject to the terms of the Subordination Agreement, Borrower agrees in the event of a default in the payment of principal, interest or other amounts due under this Note, upon the date when the same severally become due hereunder, or, if each and every one of the terms and conditions of this Note are not duly performed, complied with, or abided by, the whole of said indebtedness then outstanding shall thereupon, at the sole and absolute option of Lender, become immediately due and payable without notice, demand or further action by the Lender. Borrower agrees to pay any and all fees, costs, charges and expenses incurred by Lender in the enforcement of its rights hereunder including all expenses in the collection of this Note or any related judgment, including, but not limited to, reasonable trial and appellate attorney's fees.

20. WAIVERS. No delay or omission on the part of Lender in the exercise of any right hereunder shall operate as a waiver of such right or of any other right under this Note. A waiver by Lender of any right or remedy conferred to it hereunder on any one occasion shall not be construed as a bar to, or waiver of, any such right and/or remedy as to any future occasion. Borrower and all persons now or hereafter becoming obligated or liable for the payment hereof do jointly and severally waive demand, notice of non-payment, protest, notice of dishonor and presentment.

21. USURY. Borrower does not intend or expect to pay, nor does Lender intend or expect to charge, collect or accept, any interest greater than the highest legal rate of interest which may be charged under any applicable law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by Lender, and any such excess shall be credited by Lender to the principal balance hereof.

22. NO NOTICE. Each maker, endorser, or any other person, firm or corporation now or hereafter becoming liable for the payment of the loan evidenced by this Note, hereby consents to any renewals, extensions, modifications, release of security, or any indulgence shown to or any dealings between Lender and any party now or hereafter obligated hereunder, without notice, and jointly and severally agree, that they shall remain liable hereunder notwithstanding any such renewals, extensions, modifications or indulgences, until the debt evidenced hereby is fully paid.

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23.   PREPAYMENT.  Subject  to the  terms of the  Subordination  Agreement,  the principal may be prepaid in whole or in part at any time prior to the maturity of this Note. There is no prepayment fee or penalty. Each prepayment of the principal shall be applied against the payments last due under this Note. No partial prepayment of the principal shall act to suspend, postpone or waive any regularly scheduled payment of the principal and/or interest due under this Note.

24. OVERDUE BALANCES. Upon the occurrence of any default by Borrower of any term or provision of this Note, all sums outstanding under this Note shall thereupon immediately bear interest at the greater of (i) eighteen (18%) percent per annum, or (ii) the highest rate permitted by applicable law, commencing on the date immediately following the day upon which the payment was due, without notice to Borrower or any guarantor or endorser of this Note, and without any affirmative action or declaration on the part of Lender.

25. GOVERNING LAW. This Note shall be construed and enforced according to the laws of the State of Florida, excluding all principles of choice of laws, conflict of laws or comity. Each person now or hereafter becoming obligated for the payment of the indebtedness evidenced hereby consents to personal jurisdiction and venue in Miami-Dade County, Florida, in the event of any litigation in any way arising out of the loan evidenced hereby, or any property given as collateral for the loan.

26. CONSENT; ASSIGNMENT; MODIFICATION. This Note shall be binding on the successors and assigns of Borrower. Borrower shall not assign this Note without the written consent of Lender. This Note shall inure to the benefit of the Lender's successors, assigns, heirs or personal representatives. The term "LENDER" used herein shall include any future holder of this Note. The terms of this Note may not be changed orally.

27. SEVERABILITY. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

28. JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN LENDER AND BORROWER, THIS NOTE, OR ANY DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR THE FINANCING CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING,

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

      AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER EXTENDING THE LOAN EVIDENCED BY THIS NOTE.

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



                                    EUROPEAN MICRO HOLDINGS, INC.

                                    By:_________________________________
                                    Name:_______________________________
                                    Title:______________________________


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